Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER SHARE
The following table sets forth the computation of basic and diluted earnings per share on net income (in thousands, except per share information):

	2013	2012	2011
Earnings:
Net income (numerator for basic and diluted calculations)	$418,837	$631,893	$546,045
Shares:
Weighted average outstanding shares (denominator for basic calculations)	71,917	73,737	73,586
Equivalent shares from outstanding stock options	544	416	522
Diluted shares (denominator for diluted calculations)	72,461	74,153	74,108
Earnings per share:
Basic	$5.82	$8.57	$7.42
Diluted	$5.78	$8.52	$7.37

The calculation of common equivalent shares does not include the impact of options having a strike or conversion price that exceeds the average stock price for the earnings period, as the result would be antidilutive. The calculation of common equivalent shares also excludes the impact of outstanding performance contingent shares, as the conditions necessary for their issuance have not been satisfied as of the end of the reporting period. During 2013, all outstanding options were included in the calculation of common equivalent shares. Approximately 1.8 million and 1.1 million outstanding stock options were not included in the calculation of common equivalent shares during 2012 and 2011, respectively. Approximately 0.7 million, 0.7 million and 0.8 million performance contingent shares were excluded from the calculation of common equivalent shares during 2013, 2012 and 2011, respectively.